UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2013

CNO Financial Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31792	75-3108137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11825 North Pennsylvania Street
Carmel, Indiana  46032
(Address of Principal Executive Offices) (Zip Code)

(317) 817-6100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As disclosed in the Current Report on Form 8-K filed by CNO Financial Group, Inc. (the “Company”) on November 12, 2013, the court in the Lifetrend multi-district litigation approved on November 8, 2013, the previously disclosed settlement between the parties and entered a final judgment in the case. The deadline for class members to appeal the final judgment was December 9, 2013, and no appeals were filed. Under the terms of the settlement, a limited number of the class members had the right to elect to opt out of the settlement, and only one individual elected to opt out prior to the deadline for doing so. Reference is made to the note to the consolidated financial statements entitled “Litigation and Other Legal Proceedings” included in the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013, for additional information regarding this litigation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNO Financial Group, Inc.

Date: December 11, 2013
	By:	/s/ John R. Kline
John R. Kline
Senior Vice President and Chief Accounting Officer

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